SPROUTS FARMERS MARKET Investor Deck April 2025 Exhibit 99.3

Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company’s outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, the Company’s ability to execute on its long- term strategy; the Company’s ability to successfully compete in its competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its growth; the Company’s ability to maintain or improve its operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; equipment supply disruptions; general economic conditions that impact consumer spending or result in competitive responses; accounting standard changes; potential inflationary and/or deflationary trends; tariffs; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings, including, without limitation, the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. We refer to adjusted gross profit, adjusted gross margin, EBIT, adjusted EBIT, adjusted EBIT Margin, and adjusted diluted earnings per share, each of which is a Non-GAAP Financial Measure. These measures are not prepared in accordance with, and are not intended as alternatives to, generally accepted accounting principles in the United States, or GAAP. The Company's management believes that such measures provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the Company’s financial results, and certain of these measures may be used as components of incentive compensation. The Company defines adjusted gross profit as gross profit, excluding the impact of special items. Adjusted gross margin reflects adjusted gross profit divided by net sales for the applicable period. EBIT is defined as net income before interest expense and provision for income tax, and adjusted EBIT as EBIT, excluding the impact of special items. Adjusted EBIT Margin reflects adjusted EBIT, divided by net sales for the applicable period. The Company defines adjusted diluted earnings per share as diluted earnings per share excluding the impact of special items. Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. To the extent forward looking non-GAAP financial measures are provided herein, they are not reconciled to comparable forward-looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Unless otherwise indicated, information included in this presentation is as of our 2024 fiscal year ended December 29, 2024. Non-GAAP Financial Measures 2

OUR PURPOSE We help People Live and Eat Better 3

SPROUTS’ LONG-TERM STRATEGY OUR PURPOSE INVEST IN TECHNOLOGY FOR SCALEABLE GROWTH INSPIRE AND ENGAGE OUR TALENT TO MAKE SPROUTS A BEST PLACE TO WORK DELIVER ON KEY FINANCIAL METRICS EARNINGS GROWTH STORE EXPANSION SALES GROWTH OUR STRATEGY WIN WITH TARGET CUSTOMERS • Win health attributes, quality & fresh • Innovation leader via Sprouts Brand & Foraging • Service-driven store experience • Build omni-channel experience CUSTOMER ENGAGEMENT & PERSONALIZATION • Deepen understanding of target customers • Create value via personalization & loyalty • Grow awareness & acquisition MARKET EXPANSION • Add new stores, markets • More efficient, small box format to de-risk our growth • Accelerate new store performance CREATE AN ADVANTAGED SUPPLY CHAIN • Own and improve fresh distribution • Network expansion & efficiency • Increase local offering EXPANDING ROIC WE HELP PEOPLE LIVE AND EAT BETTER 4

WHY INVEST IN SPROUTS FARMERS MARKET? DIFFERENTIATED ASSORTMENT Foraging for Innovation High-quality Sprouts Brand Curated & differentiated products TEAMS & CULTURE Strong executive team Talent engine Commitment to community & planet INCREDIBLE GROWTH OPPORTUNITY Plenty of white space Advantaged supply chain adding capacity for scale TARGET CUSTOMER FOCUS Attribute-driven Craves health & wellness Engagement opportunity HEALTHY FINANCIALS Strong box economics Structurally improved margins Robust cash flow Expanding ROIC UNIQUE STORE EXPERIENCE Produce at heart of store Friendly & knowledgeable teams Small stores – easy to shop Omnichannel option provides access 5

DIFFERENTIATED ASSORTMENT Foraging for Innovation 6 • Innovation Center showcases new items monthly • More than 7,100 new items introduced in 2024

Sprouts Brand Sales Penetration(1) • $1.7B in sales of Sprouts Brand Products in 2024 • 300 Sprouts Brand products launched in 2024 (1) Sprouts Brand Sales Penetration represents sales of Sprouts Brand products, as a percentage of total company sales. 7 DIFFERENTIATED ASSORTMENT High Quality Sprouts Brand

>20% Vegan >30% non-GMO >45% organic >55% gluten-free >35% organic ~30% vegan >60% Non-GMO >50% organic >25% plant-based 100% cage-free or better eggs >45% gluten-free >40% Non-GMO >20% vegan ~ 25% organic >70% gluten-free >50% Non-GMO >40% vegan ~20% gluten-free >10% non-GMO ~25% organic >20% Kosher ~20% organic >15% non-GMO >50% of Beef sales are grass-fed 100% responsibly-sourced seafood 8 DIFFERENTIATED ASSORTMENT More than 70% of Products Sold are Attribute-Driven

9 • Focus on natural and organic products (vs. CPG), a fast-growing channel of food at home • Emphasis on Target Customer segment • Huge opportunity to grow target customer share of wallet • Tailored marketing highlighting attributes & store experience • Innovation center with latest healthy trends • Revamped site selection model finding optimal locations for target customer convenience CONSUMERS SPEND $1.6T ON FOOD AT HOME (1) Sprouts’ Target Customers (1) (1) Source 2019-2024 Consumer Research; Kantar IQ; Willard Bishop Food Retailing Reports; PG100 Reports; Euromonitor $290B TARGET CUSTOMER FOCUS Huge Opportunity

• Continue to attract younger customers • Slightly higher educated • Skews higher income- less susceptible to economic downturn • Over half are married/relationship – typically dual income • Majority of ecommerce customers are omnichannel with higher share of wallet • Seeks high quality, lifestyle-friendly products, & differentiated assortment; pays greater attention to labels • Stronger interest in organics, fresh, less processed foods, sustainability • Willing to make more of an effort (to drive farther or to make an additional trip) to get the items that meet their needs & standards 10 TARGET CUSTOMER FOCUS Demographics: Consumer Who Craves Health & Wellness

• Customers love shopping at Sprouts - they have unique needs and want differentiated products • Huge opportunity for further engagement: only 15% of customers were identifiable • Gathering more data allows us to better understand and serve our target customers: • Personalized experience • Product recommendation (hyper relevant) • Creates long-term customer stickiness • Loyalty customers come more often and spend more 2024 Started Loyalty Testing Q1 - Pilot More Stores Q2 – Technology Enhancement for Scale Q3 - Start Rollout Q4 - Scale to Chain First Loyalty Program To Launch in 2025: 2025 11 TARGET CUSTOMER FOCUS Opportunity for Further Engagement

12 Hybrid produce buying model: centralized and regional teams allow us to offer the freshest product to our customers Meaningful farmer partnerships: delivers new varietals and ensures long-term supply at lower costs Increasingly locally sourced fresher produce, through new distribution channels Organic focused program - 46% of total produce sales are organic Produce priced below most in the marketplace UNIQUE STORE EXPERIENCE Farmers Market Feel & Produce at the Heart of the Store

• Small size reinforces farmers’ market appeal • Low profile layout enables customer interaction • CSAT Scores are best in company history • NPS scores at +61, with only 5% detractors(1) • Improved in-stocks • Ecomm penetration > 14% of sales(2) • Ecomm increases customer access: can shop wherever, whenever (1) Sprouts NPS study, August 2024 (2) Sprouts e-commerce penetration represents e-commerce sales as a percentage of total company sales. 13 UNIQUE STORE EXPERIENCE Friendly & Knowledgeable Team Members

Potential for 1000+ stores from coast to coast 14 INCREDIBLE GROWTH OPPORTUNITY Plenty of White Space

Improved Freshness for the Customer: • Took a day out of the inventory cycle Local: • Partnering with 170 local farmers representing more than 19% of total produce sales Benefits of Closer DCs: Efficiency • ~80% (and increasing) of stores within 250 miles of DC • Reduced total miles driven per store delivery by 7% Sustainability - launched RPCs (reusable plastic containers) for wet produce SKUs to reduce waste Service – achieved 99% controllable on time delivery to stores Optimizing our Supply Chain: Creating DC capacity to support future growth: • Transitioning fresh meat & seafood to self-distribution • Exploring DC expansions, as well as Northeast and Midwest locations 15 INCREDIBLE GROWTH OPPORTUNITY Advantaged fresh supply chain: Distribution Centers (DCs) within 250 miles of the majority of stores

16 TEAMS AND CULTURE Executive Management Team with Leading Grocery & Retail Experience Jack Sinclair Chief Executive Officer since 2019 Curtis Valentine Chief Financial Officer since 2024 (joined SFM in 2015) Scott Neal Chief Merchandising Officer since 2022 (joined SFM in 2020) Dustin Hamilton Chief Stores Officer since 2023 (joined SFM in 2021) Dave McGlinchey Chief Development Officer since 2022 (joined SFM in 2017) Brandon Lombardi Chief Legal Officer & Chief Sustainability Officer since 2012 Kim Coffin Chief Forager since 2022 (joined SFM in 2012) Joe Hurley Chief Supply Chain Officer since 2023 (joined SFM in 2019) James Bahrenburg Chief Technology Officer since 2023 Timmi Zalatoris Chief Human Resources Officer since 2023 (joined SFM in 2017) Nick Konat President & Chief Operating Officer since 2022 Alisa Gmelich Chief Marketing Officer since 2022

• $30M in bonuses paid to field team members • $23M in savings for team members with store discount WE CARE WE OWN ITWE LOVE BEING DIFFERENT 17 TEAMS AND CULTURE Three Simples Values at the Heart of our Strong Culture

In 2024: • 3,300 New jobs created • 33,200 Leadership training hours delivered • $20.59/hr Average pay rate for store team members • 54% Store Manager positions filled with internal candidates 18 TEAMS AND CULTURE Creating a Talent Engine to Support our Growth

• 71% landfill diversion rate • 70M pounds of food recovered through donation, animal feed, and composting programs • 60% of sales of products with a social or environmental attribute • 30% of total sales from Organic products • 2% intensity reduction in carbon emissions per square foot, against our 25% reduction target by 2033 Sprouts Healthy Communities Foundation: • 5 Million estimated students nationwide educated at Growing School Gardens Summit • $4 Million invested in hyper-local grants to 578 nonprofit organizations and schools focused on school garden education and health and wellness programs 19 TEAMS AND CULTURE Commitment to Community & Planet at Sprouts in 2024

Attractive New Store Economics ~10%-unit growth(2) Low single digit comps Stable EBIT Margins off a Higher Base Low Double-Digit Earnings Growth and Expansion of ROIC (1) These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See “Forward-Looking Statements.” (2) Expect to open at least 35 new stores in 2025 20 HEALTHY FINANCIALS Long-term Strategic Financial Targets(1)

EBITDA MARGINS • Break even year 1 • Grows to a blended ~8% EBITDA Margins over the next 4 years CASH INVESTMENT • $3.8M average new store build including CapEx, Inventory and Pre-opening expenses 1. These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See “Forward- Looking Statements.” SALES • Box opens on average at $13M in year 1 annual sales • Grows 20% to 25% over next the next 4 years CASH ON CASH RETURN • Low to mid thirties by year 5 21 HEALTHY FINANCIALS New stores’ Strong Performance: Four Wall Box Target Economics(1)

(1) These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See “Forward-Looking Statements.” See the Appendix to this presentation for a reconciliation of EBIT margin to the comparable GAAP figure. KEY COMP DRIVERS • Tailored marketing: to target customer and regions • Enhanced in-store events • Innovative, differentiated products • Omnichannel offering • Customer engagement – loyalty • New store comp tailwind – partially offset by cannibalization MARGIN STABILITY + Supply chain optimization + Inventory Management + Fixed cost leverage as we scale + Labor productivity and cost management - Headwinds from ecommerce and new store growth 22 HEALTHY FINANCIALS Low Single-digit Comps Targets & Stable EBIT Margins(1)

(1) See the Appendix to this presentation for a reconciliation of Adjusted Diluted Earnings Per Share to diluted Earnings Per Share and Adjusted EBIT margin to EBIT margin 23 NET SALES ($ in mm) ADJUSTED DILUTED EARNINGS PER SHARE ADJUSTED EBIT MARGIN HEALTHY FINANCIALS Stronger Foundation: Strategic Initiatives Taking Hold(1)

Self Fund our Growth and Deliver Shareholder Value through Ongoing Share Repurchase Program 1. Capital expenditures are net of landlord reimbursement 2. Excluding excise tax (1) (2) 24 HEALTHY FINANCIALS Strong Balance Sheet, Robust Cash Flows

(1) ROIC is a non-GAAP measure defined as net operating profit after taxes divided by average invested capital. See the Appendix to this presentation for a reconciliation of ROIC to net income. 25 HEALTHY FINANCIALS Improving ROIC(1): Smart Investments Driving Strong Returns

Sprouts delivers a unique farmers market experience: bringing together passionate, knowledgeable team members, and the best assortment of high-quality food 26 We Help People Live and Eat Better

APPENDIX 27

SPROUTS' STRATEGY MILESTONES

	2020/2021	MILESTONES	2023	2024
Customer	• E-commerce Boom • Change in Promotional Strategy	• Positive Traffic • Sprouts Brand reaches > $1B sales • Foraging Team	• Ecommerce – added Doordash • Innovation Center	• Ecommerce reaches >$1B in sales; added UberEats • Loyalty program test
Store Format	• Created smaller go-forward 23K sq ft store format • Revamp RE site selection process	• 16 new stores • Implement small store format stores	• 30 new stores – high single-digit growth	• 33 new stores • Added new state of Wyoming
Supply Chain	• New DCs: Florida & Colorado	• Implemented inventory management process & systems	• New Southern CA DC and expand TX DC	• Improved shrink by leveraging new systems
Team	• Scott Neal - Chief Merchant	• Nick Konat - President, COO	• Alisa Gmelich - Chief Marketing	• Jim Bahrenburg - CTO • Curtis Valentine - CFO • Dustin Hamilton - Chief Operations
Financials	• GM improved by 300 bps over 2019 due to promotional strategy changes	• Double-digit EPS growth • Comp acceleration begins as strategy takes hold	• Comps over 3% • Double-digit EPS growth • GM improved 330 bps over 2019	• Comps 7.6% • Zero debt on revolver • Revenue growth 13% • EPS growth 32% • EBIT margin +260 bps over 2019

28

APPENDIX SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) The following table shows a reconciliation of adjusted gross margin to gross margin, EBIT and adjusted EBIT to net income, adjusted EBIT margin to EBIT margin, as well as a reconciliation of adjusted net income and adjusted diluted earnings per share to net income and diluted earnings per share for the fiscal ended December 29, 2024, December 31, 2023, January 1, 2023 and December 29, 2019 (1) Includes approximately $3 million in Cost of sales related to store closures and our supply chain transition. (2) Includes approximately $28 million in store closure and other costs, net primarily related to impairment charges and $6 million in Depreciation and amortization (exclusive of depreciation in cost of sales) for accelerated depreciation in connection with store closures, $9 million in selling, general and administrative expenses related to stores closures, our supply chain transition and acquisition-related costs, and $3 million in Cost of sales related to store closures and our supply chain transition. After-tax impact includes the tax benefit on the pre-tax charge. (3) Includes direct costs associated with store closures or relocations. After-tax impact includes the tax benefit on the pre-tax charge. . 29

APPENDIX The following table shows a reconciliation of ROIC to net income for the Company’s 2021, 2022, 2023 and 2024 fiscal years SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN MILLIONS) (1) Net income amounts represent total net income for the past four trailing quarters. (2) Special items related to 2023 store closure costs, supply chain transition, acquisition charges. (3) Net of tax amounts are calculated using the normalized effective tax rate for the period presented. (4) 2024, 2023, 2022 and 2021 estimated interest on operating leases is calculated by multiplying operating leases b a 7.0%, 7.2%, 7.1%, 6.7% discount rate, respectively, for each lease recorded as rent expense with direct store expense. (5) 2024, 2023, 2022 & 2021 average operating lease represents the average net present value of outstanding lease obligations over the past four trailing quarters. 30